EXHIBIT 24

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2003, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: March 15, 2004

/s/ Benjamin A. Currier

Benjamin A. Currier

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2003, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: March 15, 2004

/s/ Quentin J. Kennedy

Quentin J. Kennedy

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2003, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: March 15, 2004

/s/ John E. Nolan

John E. Nolan

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2003, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: March 15, 2004

/s/ Elaine Rigolosi

Elaine Rigolosi

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2003, hereby appoints James M. McNamee and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: March 15, 2004

/s/ G. Earle Wight

G. Earle Wight